BPZ Energy

Developing Energy - Providing Opportunities



ANNUAL SHAREHOLDER'S MEETING

Houston, Texas June 20, 2014

Forward Looking Statements

BPZ Energy
Developing Energy · Providing Opportunities

This Presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," prospects," "plans" and other similar expressions. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward looking statements. Such uncertainties include the success of our project financing efforts, accuracy of well test results, well refurbishment efforts, successful production of indicated reserves, satisfaction of well test period requirements, successful installation of required permanent processing facilities, receipt of all required permits, results of seismic date acquisition efforts, and the successful management of our capital expenditures, governmental relations, legislative or regulatory changes, political developments, and other normal business risks. We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

The U.S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only "reserves" that a company anticipates to be economically producible by application of development projects to known accumulations, and there exists or is a reasonable expectation there will exist, the legal right to produce, or a revenue interest in, the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. We are prohibited from disclosing estimates of oil and gas resources that do not constitute such "reserves" in our SEC filings. We may use certain terms in this presentation such as "contingent" and "prospective" resources which imply the existence of quantities of resources which the SEC guidelines strictly prohibit U.S. publicly registered companies from including in reported reserves in their filings with the SEC. With respect to possible and probable reserves, we are required to disclose the relative uncertainty of such classifications of reserves when they are included in our SEC filings. The definitions of Contingent and Prospective Resources have been excerpted from the Petroleum Resources Management System approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007. Proved, Probable and Possible Reserves are denoted by P1, P2 and P3, respectively. Prospective resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective resources have both an associated chance of discovery and a chance of development. Prospective resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub-classified based on project maturity. Contingent resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations, but the applied project(s) are not yet considered mature enough for commercial development due to one or more contingencies. Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality. Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub classified based on project maturity and/or characterized by their economic status. The volume and parameters associated with low, best and high estimates scenarios of contingent resources are referred to as 1C, 2C and 3C, respectively.

The Company is aware that certain information concerning its operations and production is available from time to time from Perupetro, an instrumentality of the Peruvian government, and the Ministry of Energy and Mines ("MEM"), a ministry of the government of Peru. This information is available from the websites of Perupetro and MEM and may be available from other official sources of which the Company is unaware. This information is published by Perupetro and MEM outside the control of the Company and may be published in a format different from the format used by the Company to disclose such information, in compliance with SEC and other U.S. regulatory requirements. The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to review the Company's filing with the SEC before making an investment decision. Information obtained from other sources may not comply with the requirements of the SEC or management of the Company. Nothing herein shall be deemed to constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company.

Additionally, the Company's joint venture partner in Block Z-1, Pacific Rubiales Energy Corp. ("PRE"), is a Canadian public company that is not listed on a U.S. stock exchange, but is listed on the Toronto (TSX), Bolsa de Valores de Colombia (BVC) and BOVESPA stock exchanges. As such PRE may be subject to different information disclosure requirements than the Company. While PRE is subject to various confidentiality requirements regarding Information concerning the Company, information concerning energy reserves, may be released by PRE outside of our control and may be published in a format different from the format the Company uses to disclose such information, incompliance with SEC and other U.S. regulatory requirements.

BPZ Energy provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to consider closely the disclosure in our SEC filings, available from us at 580 Westlake Park Blvd., Suite 525, Houston, Texas 77079; Telephone: (281) 556-6200 and at www.bpzenergy.com. These filings can also be obtained from the SEC via the internet at www.sec.gov.

MMBO: Millions of Barrels of Oil, BBL: Barrel of Oil , BOPD: Barrels of Oil per Day, PUDS: Proved Undeveloped Reserves

Jim Taylor, Chairman of the Board

Opening Remarks

Manolo Zúñiga, President & CEO

Operations Update



BPZ Energy

BPZ Energy
Developing Energy · Providing Opportunities

- Four Blocks in Northwest Peru and one in Southwest Ecuador
- Multiple Plays with Multiple Prospects in Each Play
- BPZ (51%) and Pacific Rubiales (49%) Block Z-1 JV Facilitates its Development and Future Exploration
- Oil Production Growing via Development Drilling at Corvina and Albacora
- Further Reserve & Production Growth via Offshore and Onshore Exploration



SANTA ELENA
ECUADOR
Existing Offshore 3-D Seismic
Existing Onshore 3-D Seismic
Existing Onshore 2D Seismic
BLOCK Z-1
Albacora
Barracuda
Delfin
Corvina
TUMBES
BLOCK XIX
Mancora
PACIFIC OCEAN
Los Organos
BLOCK XXIII
ECUADOR
PERU
TALARA (Refinery)
BLOCK XXII
SULLANA
PAITA
Area of Operations
COLOMBIA
ECUADOR
BRAZIL
PERU
PACIFIC OCEAN
BOLIVIA
CHILE
N
0 5 10 20 Km.
0 5 10 Miles

Vision and Mission

BPZ Energy
Developing Energy · Providing Opportunities

The BPZ Team will be recognized for excellence in exploring, developing and producing oil and gas in Peru and the Americas.

We will:

- deliver profitable growth.
- become a preferred partner of government and industry.
- honor our commitments to safety, the environment and the communities in which we operate.
- attract and retain top talent by valuing teamwork and creating a great place to work.

Key Numbers

BPZ Energy
Developing Energy · Providing Opportunities

Share Price: (1)	$3.30
52-Week Range: (1)	$1.58 - $3.40
Shares Outstanding: (2)	119 million
Market Capitalization: (1)	$393 million
Total Enterprise Value: (1)	$577 million
Proved Oil Reserves: (3)	16 million barrels
PV-10 After Tax (3)	$678 million
Probable Oil Reserves: (3)	27 million barrels
First Quarter 2014 Production	2,566 bopd
Full Time Employees: (3)	93



(1) As of June 19, 2014. Total Enterprise Value = Market capitalization + [total debt of $230 MM minus $46.5 MM of cash as of March 31, 2014]
(2) As of March 31, 2014.
(3) As of December 31, 2013. Reserves and production associated with Block Z-1 and net to BPZ.
PV-10 After Tax = Standardized measure of discounted future cash flows related to proved reserves.

Key Focus

BPZ Energy
Developing Energy · Providing Opportunities

OPERATIONS

- Continue Z-1 Development Drilling
- Appraise Delfin
- Continue Onshore Exploration

FINANCE

- Improve Cost Structure
- Capital Discipline
- Manage Cash

Grow Production

Grow Cash Flow

Grow Reserves







Production Growth and Cost Reduction Underway

BPZ Energy
Developing Energy - Providing Opportunities

BLOCK Z-1: Historical Average Quarterly Gross Production

BOPD



8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
LOE = $25/bbl
LOE = $40/bbl
7 New Wells Plan to be Completed by Year-end 2014

4Q07 average production of 607 bopd is not shown in this graph
LOE = lease operating expense.
Data as of March 31, 2014

Block Z-1

- **Increase production** at Corvina and Albacora
- **Capture upside oil and gas potential at** Corvina and Albacora
- **Appraise prior discoveries** in Delfin, Piedra Redonda, and Barracuda
- **Explore prospects** in < than 350 ft. of water starting with Raya, then explore in up to 1,000 ft.



ECUADOR
PERU
Pacific Ocean
BLOCK Z-1
ALBACORA
BARRACUDA
EAST CORVINA
RAYA
WEST CORVINA
CORVINA-HEATH PLAY
CX11
CX15
MERO
DELFIN
H
E
D
A
B
C
I
PIEDRA REDONDA
PANAMERICAN HWY.
Huaquillas
Zarumilla
TUMBES
Zorritos
Acapulco
Punta Sal
Tumbes River
0 5 10 15 20 25Km.
0 5 10 15Miles
LEGEND
3D ACQUIRED SEISMIC AREA
OIL FIELD
OIL PROSPECT
GAS PROSPECT
PROSPECT
LEAD
PLATFORM
BATHYMETRY IN METERS

Capturing Corvina's Upside

- CX15-5D well currently being drilled
- Four more wells planned in 2014
- Five wells have surpassed 1 Mmbo
- ~1,500 acres, with 15 more gross PUDs



Structure Map at Top of Zorritos Unconformity
CX-11
CX-15
7D
2D
1D
5D
8D
4D
3D
6D
Untested Fault Block
CX11 WELLS
CX15 WELLS
PLATFORM
Elevation depth [ft]
0
1km
1:15000
525000
525500
526000
526500
527000
527500
528000
528500
529000
529500
530000
530500
531000
9603200
9602400
9601600
9600800
9600000
9599200

Albacora Development

- A-26D well currently being completed
- One more well to follow (possibly two)
- A-14XD well has exceeded 1 Mmbo
- Area under development is ~ 400 acres



Albacora, Top MidZorritos / Structural Map
Elevation
-9600
-9900
-10200
-10500
-10800
-11100
-11400
-11700
-12000
-12300
-12600
A-20D
A-12F
A-18D
A-26D
A-14XD
8-X-2
A-19D
A-17D
A-21D
A-27D
PLATFORM
A-9G
A-24D
A-13E
A-22D
8-X-5
8-X-4
-10500
-11500
-11000
0 100 200 300 400 500m
1:15000
543600
544000
544400
544800
545200
545600
546000
546400
546800
547200
9624000
9623600
9623200
9622800
9622400
9622000
9621600

Six Wells at 1 Mmbls+ of Oil Produced

BPZ Energy
Developing Energy · Providing Opportunities

CORVINA FIELD: CUMULATIVE GROSS PRODUCTION RATES as of May 31, 2014				
WELL Number	1st. Month PRODUCED	Latest Month PRODUCED	OILCUM (MBO)	GASCUM (MMSCF)
CX11-14D	11/30/07	04/30/14	225.1	191.1
CX11-15DST3	06/30/09	05/31/14	130.8	356.0
CX11-17D	**02/28/10**	**05/31/14**	**1,080.6**	2,633.9
CX11-18XD	05/31/08	05/31/14	453.2	1,065.6
CX11-19D	**12/31/09**	**05/31/14**	**1,043.2**	2,925.5
CX11-20XD	**10/31/08**	**05/31/14**	**1,009.2**	4,403.3
CX11-21XD	**11/30/07**	**05/31/14**	**1,143.7**	2,863.1
CX11-22D *			0.6	14.2
CX11-23D	**09/30/10**	**05/31/14**	**1,136.1**	3,158.1
CX15-1D	10/31/13	05/31/14	69.4	110.4
CX15-2D	02/28/14	05/31/14	99.9	226.2
CX15-3D	04/30/14	05/31/14	26.4	16.3
TOTAL =>	**11 wells**	**10 wells**	**6,418.3**	**17,963.8**

* Recompleted as a dual gas and water injector.

ALBACORA FIELD: CUMULATIVE GROSS PRODUCTION RATES as of May 31, 2014				
WELL Number	1st. Month PRODUCED	Latest Month PRODUCED	OILCUM (MBO)	GASCUM (MMSCF)
A-12-F **	07/31/77	02/29/12	19.2	41.6
A-13-E *	11/30/77	10/31/13	84.3	107.0
A-14-XD	**01/31/10**	**05/31/14**	**1,040.1**	2,303.5
A-9-G *	09/30/11	11/30/13	58.3	51.2
A-17-D ***			0.0	0.0
A-18-D	12/31/13	05/31/14	188.2	750.8
A-19-D	03/31/14	05/31/14	156.1	515.8
A-21-D	05/31/14	05/31/14	14.5	32.4
TOTAL =>	**7 wells**	**4 wells**	**1,560.8**	**3,802.4**

* Includes production by Belco Petroleum.
** Includes production by Belco Petroleum. Recompleted as gas injector.
*** Tested water from low permeability sands. Recompleted as water injector.

Albacora Lower Zorritos Structure Map



Area under development
Elevation depth [ft]
1:20000

Planning to Drill Delfin Next Year

- Drilling permit already in hand
- Tenneco's 39-X-1 well tested oil
- Prospective area is ~ 3,000 acres
- Delfin platform to be ~4 miles from CX-15


OIL AREA
Corvina
CX11
CX15
OIL AREA
39-X-1
B-17-X
Delfin
NEW DELFIN PLATFORM
CX11 WELLS
CX15 WELLS
PLATFORMS
Elevation depth [ft]
1:30000
Structure Map at the Top of the Zorritos Unconformity

Raya, also Targeting Oil from Zorritos Fm.

BPZ Energy

- Potential size of 7,500 acres
- Drilling permit already in hand
- Also in less than 300 ft. of water
- 10 miles from Corvina CX-15 platform



PROSPECTIVE AREA
Elevation depth [ft]
-7500
-10000
-12500
-15000
39-X-1
B-17-X
0
5km
1:60000
504000
506000
508000
510000
512000
514000
516000
518000
520000
522000
524000
9614000
9612000
9610000
9608000
9606000
9604000
9602000
9600000

Piedra Redonda Anchors the Mancora Gas Play

BPZ Energy

- Belco discovered dry gas with C-18-X well
- Near coastline in ~ 200 ft. of water
- Piedra Redonda prospect is ~11,000 acres
- Drilling permit already in hand


PACIFIC OCEAN
Block Z-1
PIEDRA REDONDA
C-18-X
Block XXIII
PC-1X
EC-1X
CRC-1X
BLOCK BOUNDARY
Block XIX
SHORE LINE
0 1 2 3 4 5miles
1:130000
Elevation depth [ft]
-9600
-11200
-12800
-14400
-16000

Structure Map at Top of Mancora Formation

Onshore Block XXIII

- Three exploration wells already drilled: Caracol 1X, Cardo 2X and Piedra Candela 3X.
- Caracol 1X tested gas on an initial test.
- Piedra Candela 3X testing gas in the Mancora formation.
- Cardo 2X well testing to follow.
- Back to Caracol 1X to test other intervals.

Caracol 1X Well Site


23 02 2014

Cardo 2X Well Site



Workover Rig at Piedra Candela 3X



Piedra Candela Testing



Block XXII: Multiple Plays in ~1 Million Acres

BPZ Energy
Developing Energy · Providing Opportunities

- Pursuing Cretaceous age conventional and unconventional plays
- Thick section of Muerto Formation source rock in basin depocenter
- Muerto Formation is a brittle shale, rich in total organic content
- Adjacent operator producing oil from Redondo and Muerto formations


BPZ10XXII-16
NE
SW
Time (Secs.)
Depth (Feet)
POCITOS STRUCTURE
SOJO STRUCTURE
0 5 10 Miles
CHIRA - VERDUN
REDONDO TABLONES
MUERTO MEGA SEQUENCE
GIGANTAL - PANANGA
Basement (Paleozoic)
0.0
1.0
2.0
3.0
4.0
5,000'
10,000'
15,000'
20,000'
GALLINAZOS NORTE
GALLINAZOS SUR
JABONILLOS
CANOVITAS
TINAJONES
POCITOS
BLOCK XXII
BPZ10XXII-16
MONTE LIMA - ABEJAS
CARDO GRANDE
SOJO
NOMARA
JIVITO
NEW DISCOVERIES IN MUERTO

Rick Menniti, Chief Financial Officer

Finance Update



19/06/2014 17:00

Progress and Plan

BPZ Energy
Developing Energy · Providing Opportunities

Improve Cost Structure

- Year-on-year reduction in G&A from 2011 to 2013
- Continue managing G&A
- Further reduction of unit LOE

Capital Discipline

- Ensure robust economics
- Spending within cash constraints
  - Remaining carry of $64 million at end of first quarter 2014

Manage Cash

- Repaid remaining bank loans of $82 million
- Manage 2015 convertible maturity
  - Convertible exchange offer in 2013 and 2014
- New production from Block Z-1 development drilling

Year Over Year Quarterly Comparison

BPZ Energy
Developing Energy · Providing Opportunities

US $ 000's, unless noted	1Q 2014	1Q 2013	Variance
Barrels of oil per day	2,566	1,491	+ 1,075
Net realized price per barrel	$98.78	$103.27	- $4.49
Revenue	$20,976	$13,312	+ $7,664
EBITDAX	$9,556	$21	+ $9,535
GG&E	($821)	($358)	- $463
Operating Income (Loss)	$2,123	($7,241)	+ $9,364
Net Loss	($3,570)	($12,784)	+ $9,214
Operating Cash Flow	($1,727)	($14,512)	+ $12,785
Capital Expenditures	($9,220)	($2,902)	- $6,318
Cash Deficit	($10,893)	($12,038)	+ $1,145
Total Debt	$229,640	$233,029	- $3,389
Cash Balance	$46,513	$63,026	- $16,513

Notes: Block Z-1 net oil production. See Appendix for EBITDAX reconciliation.

Total Debt for 1Q14 reflects aggregate principal amount of convertible debt. Total Debt for 1Q13 reflects $171 million of aggregate principal amount of convertible debt plus bank debt of $62 million.

Revised 2014 Capital & Exploratory Budget

BPZ Energy
Developing Energy · Providing Opportunities

$ Millions

Offshore Block Z-1 (51% BPZ)	
Corvina CX-15 development drilling (6 wells)	$40
Albacora drilling (4 wells plus 18D sidetrack)	$36
Projects & engineering	$17
Total BPZ Net Offshore	$93
Onshore Blocks XXIII, XXII and XIX (100% BPZ)	
Block XXIII (3 wells plus testing)	$13
Permitting, engineering and other	$7
Total Onshore	$20

NOTES: Revised as of June 19, 2014

Offshore: Excludes capitalized interest. $81 million left under Carry Agreement with Pacific Rubiales at end of 2013. Drilling of additional Albacora wells in 2014 subject to ongoing review of drilling campaign results. Necessary permits now received for Delfin, Piedra Redonda and Raya prospects which have been remapped with 3D seismic. Associated exploration plans and budgets are under development, with expectations that Delfin, which is next to Corvina, could potentially be drilled in 2015. Block Z-1 capital plan is subject to review and approval by the partners under Joint Operating Agreement.

Onshore: Excludes capitalized interest. Three-well shallow drilling campaign at Block XXIII. Exploration drilling at Block XXII is contingent upon receipt of the necessary permits which are expected to be obtained during the second half of 2014, allowing for drilling start up in 2015.

Manolo Zúñiga, President & CEO

Peru

Corporate & Social Responsibility

ESR
EMPRESA
SOCIALMENTE
RESPONSABLE

BPZ Energy
Developing Energy · Providing Opportunities

The Four Pillars of Corporate & Social Responsibility


Quality of Life
Ethics
Communities
Environment



- In 2013 BPZ again distinguished as a Socially Responsible Company by Peru 2021

PERÚ 2021

ESR EMPRESA SOCIALMENTE RESPONSABLE

Partnering in Peru

Step by Step
Perú

Vision
To be a leading social organization which promotes the human rights of girls, boys and adolescents in northern Peru, with national and international recognition for excellence in community development.



Mission
To work to improve living conditions for girls, boys and adolescents in Tumbes, through creative and efficient social engagement to build support systems which strengthen families and communities.

IFC International Finance Corporation World Bank Group

The Global Compact — We Support

SPH Sociedad Peruana de Hidrocarburos

AMCHAM

Children's Community Library

BPZ Energy
Developing Energy · Providing Opportunities

BEIC
Biblioteca Escolar Infantil Comunitaria



Background:
Opened in December 2012. Early Education Institute No 014 "San Pedro Apostol" in the town of Puerto Pizarro, Tumbes.

80% of beneficiaries are children of families involved in fishing industry.

67% of the target population lacks water and sanitation services.



Objective:
Impact larger number of children while engaging fathers in their early development.

Promotes social, cognitive, oral and artistic skills in children ages 3 to 5 years old.



School Population Benefited	Children
Children age 3 years	68
Children age 4 years	102
Children age 5 years	78
TOTAL	**248**

Peru Outlook – The World Bank 4/14/14

BPZ Energy
Developing Energy · Providing Opportunities

- **Over the past five years, Peru has made great strides in its development.** Its achievements include high growth rates, low inflation, macroeconomic stability, reduction of external debt and poverty and significant advances in social and development indicators.
- **Since the early 1990s, the country has embarked on a series of reforms** of which fiscal consolidation, trade openness, exchange rate flexibility, financial liberalization, higher reliance on market signals and prudent monetary policy, including a strong buildup of reserves, have been key components. Fiscal prudence was further supported in recent years by high commodity prices.
- **Prudent macroeconomic policies and a favorable external environment enabled an avg GDP growth rate of 6.4%** between **2002 and 2012. Growth was 5% in 2013**. This solid economic performance drove an increase of more than 50% in Peru's per capita income during this decade, after almost 30 years of stagnation.
- The inflation rate in 2013 was 2.9%. In 2012, public debt as a share of GDP was 19.8%, including local government debt. The main rating agencies -**Standard & Poor's, Fitch, and Moody's- rated Peruvian sovereign debt as investment grade level.**
- These **policy advances and a stable macroeconomic framework are helping Peru face its development challenges**. One of the most crucial is the equitable sharing of the benefits created by rapid growth. The effects of strong growth have yielded an important decline in poverty rates: the national poverty rate fell from 48.5% in 2004 to 23.9% in 2013.
- However, **disparities across the country remain high, particularly between rural and urban areas**. While just 1.4% of the urban population lives below the poverty line (2012), this figure increases to 19.7% for the rural population. Inequality remains high, with a GINI Index of 0.45, despite a reduction in the past decade.
- The **Government of Peru's current program aims to provide equal access to basic services, employment and social security; reduce extreme poverty; prevent social conflicts; improve the surveillance of potential environmental damages; and reconnect with rural Peru through an extensive inclusion agenda.**

BPZ Energy
Developing Energy · Providing Opportunities

Beatriz Merino

President,
Peruvian Hydrocarbon Society

Industry Update

SPH
Sociedad Peruana de Hidrocarburos


ECUADOR
COLOMBIA
BRASIL
BOLIVIA
CHILE
MARAÑON
HUALLAGA
TITICACA
MOQUEGUA
MOLLENDO
PISCO
LIMA
TALARA
Pacific Ocean
PERU
PERUPETRO 2014
CONTRACT AND INTERNATIONAL BIDDING BLOCKS MAP
LEGEND

Manolo Zúñiga, President & CEO

Conclusion



OFFSHORE H
TRANSPORT

Summary Business Plan

BPZ Energy
Developing Energy · Providing Opportunities

2013-2014

Offshore Block Z-1

- Corvina CX-15: Completing Fourth of Eight PUD wells
- Albacora: Drilling Fourth of Five PUD wells
  - Sidetrack A-18D
  - Possibly drill a sixth well
- Prepare for Delfin

Onshore Block XXIII

- Finish testing three exploration wells

2015

Offshore Block Z-1

- Corvina and Albacora PUDs to PDPS and P2 to PUDs
- Drill and develop Delfin
- Prepare for Raya and / or Piedra Redonda
- Expand infrastructure

Onshore Blocks

- Block XXII: Begin exploration drilling
- Continue exploration at Blocks XIX and XXIII, and begin development of any discoveries.

Grow Production, Cash Flow and Reserves

Thank You for Your Support!

BPZ Energy
Developing Energy · Providing Opportunities

Board of Directors

James B. Taylor, Chairman

Manolo Zúñiga

John J. Lendrum III

Stephen C. Beasley

Stephen R. Brand

Jerelyn Eagan

Richard J. Spies

Dennis G. Strauch

Chairman Emeritus

Dr. Fernando Zúñiga y Rivero

Executive Officers

Manolo Zúñiga, President & CEO

Richard S. Menniti, Chief Financial Officer

J. Durkin Ledgard, Chief Legal Commercial & Admin. Officer

Peru Senior Management

Rafael Zoeger, President

Dante Prada, General Manager

For additional information:

A. Pierre Dubois
Director, Investor Relations & Corporate Communications
580 Westlake Park Blvd., Suite 525
Houston, Texas 77079
(281) 281-556-6200; pierre_dubois@bpzenergy.com
www.bpzenergy.com

BPZ Energy
Developing Energy · Providing Opportunities

Reconciliation of non-GAAP measure

The table below represents a reconciliation of EBITDAX to the Company's net loss, which is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States of America.

(a) Earnings before interest, income taxes, depletion, depreciation and amortization, exploration expense and certain non-cash charges ("EBITDAX") is a non-GAAP financial measure, as it excludes amounts or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements. "GAAP" refers to generally accepted accounting principles in the United States of America. Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing the Company's financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Pursuant to the requirements of Regulation G, whenever the Company refers to a non-GAAP financial measure, it also presents the most directly comparable financial measure presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure and such comparable GAAP financial measure. Management believes that EBITDAX may provide additional helpful information with respect to the Company's performance or ability to meet its debt service and working capital requirements.

	Three Months Ended March 31,	
	2014	2013
	(in thousands)	
Net loss	$ (3,570)	$ (12,784)
Interest expense	3,837	4,298
Income tax expense	1,950	330
Depreciation, depletion and amortization expense	6,612	6,904
Geological, geophysical and engineering expense	821	358
Other (income) expense	(64)	367
(Gain) loss on derivatives	(30)	548
EBITDAX (a)	**$ 9,556**	**$ 21**

Appendix – Other Information

BPZ Energy
Developing Energy · Providing Opportunities

PeruPetro – Peru's Oil & Gas Investment Guide

http://www.perupetro.com.pe/

http://www.perupetro.com.pe/wps/wcm/connect/9ded3c9c-e076-4452-93e7-0ddc0179b40a/EY-Peru-oil-gas-investment-guide-2014-2015.pdf?MOD=AJPERES

Sociedad Peruana de Hidrocarburos – White Book

http://www.sphidrocarburos.com/index.php

http://www.sphidrocarburos.com/bnpscontenido.php?id_cont=76&opc=46

World Bank – Peru Outlook

http://www.worldbank.org/

http://www.worldbank.org/en/country/peru/overview#1